Exhibit 10.1

Execution Version

FIRST AMENDMENT TO THE

AMENDED AND RESTATED SENIOR UNSECURED CREDIT AGREEMENT

Dated as of February 18, 2020

This FIRST AMENDMENT TO THE AMENDED AND RESTATED SENIOR UNSECURED CREDIT AGREEMENT (this “Amendment”) among CHOICE HOTELS INTERNATIONAL, INC., a Delaware corporation (the “Borrower”), DEUTSCHE BANK AG NEW YORK BRANCH, as administrative agent for the Lenders (the “Administrative Agent”), and the Lenders.

PRELIMINARY STATEMENTS:

(1) The Borrower, the Lenders, the Administrative Agent and the other financial institutions party thereto entered into that certain Amended and Restated Senior Unsecured Credit Agreement dated as of August 20, 2018 (the “Existing Credit Agreement”). Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Existing Credit Agreement, as amended hereby;

(2) The Borrower, the Administrative Agent and the Lenders wish to amend the Existing Credit Agreement to address certain changes to the terms thereof as set forth below; and

(3) Subject to the terms and conditions herein, the Borrower, the Administrative Agent and the Lenders have agreed pursuant to Section 9.08 of the Existing Credit Agreement to amend the Existing Credit Agreement on the terms and subject to the conditions hereinafter set forth.

SECTION 1. Amendments. The Existing Credit Agreement is, upon the occurrence of the Amendment Effective Date (as defined in Section 2 below), hereby amended as follows:

(a) The following defined terms shall be deleted in their entirety: “Borrowed Money Recourse Debt”, “Commodity Exchange Act”, “Excluded Swap Obligation”, “Guarantee Agreement”, “Guarantee Joinder Agreement”, “Guarantor”, “Release Event”. “Senior Financing Transaction” and “Swap Obligation”.

(b) The following defined terms shall be added to Section 1.1 in alphabetical order:

“Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution.

“BHC Act Affiliate” has the meaning specified in Section 9.21(b).

“Covered Entity” has the meaning specified in Section 9.21(b).

“Covered Party” has the meaning specified in Section 9.21(a).

“Default Right” has the meaning specified in Section 9.21(b).

“QFC” has the meaning specified in Section 9.21(b).

“QFC Credit Support” has the meaning specified in Section 9.21.

“Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority.

“Supported QFC” has the meaning specified in Section 9.21.

“UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended from time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms.

“UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution.

“U.S. Special Resolution Regimes” has the meaning specified in Section 9.21.

(c) The defined term “Bail-In Action” is amended and restated in its entirety as follows:

“‘Bail-In Action’ means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution.”

(d) The defined term “Bail-In Legislation” is amended and restated in its entirety as follows:

“‘Bail-In Legislation’ means (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation rule or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings).”

(e) The defined term “Loan Documents” is amended and restated in its entirety as follows:

“‘Loan Documents’ shall mean (a) this Agreement, (b) [Reserved] (c) any Loan Modification Agreement, if requested by a Lender pursuant to Section 2.08(a), (d) each Note, (e) the Fee Letters, (f) if applicable, any Designation Agreements and Designated Bank Notes, (g) each Designation Letter and each Termination Letter and (h) each other document or instrument now or hereafter executed and delivered by a Loan Party in connection with, pursuant to or relating to this Agreement, excluding Hedging Agreements and Cash Management Agreements.”

(f) The defined term “Loan Parties” is amended and restated in its entirety as follows:

“‘Loan Parties’ shall mean the Company and any Designated Borrower.”

(g) The defined term “Obligations” is amended and restated in its entirety as follows:

“‘Obligations’ shall mean (a) the Borrower’s obligations in respect of the due and punctual payment of principal of and interest on the Loans, in each case when and as due whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, (b) all fees, expenses, indemnities, reimbursements and other obligations, monetary or otherwise, of the Borrower under this Agreement or any other Loan Document, (c) all obligations, monetary or otherwise, of each Loan Party under each Loan Document to which it is a party and (d) unless otherwise agreed upon in writing by the applicable Lender party thereto, all Hedging Obligations and Cash Management Obligations.”

(h) The defined term “Write-Down and Conversion Powers” is amended and restated in its entirety as follows:

“‘Write-Down and Conversion Powers’ means, (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers.”

(i) Section 2.12 is amended by deleting the following parenthetical in the fourth line “(in each case, exclusive of all Excluded Swap Obligations)”.

(j) Section 2.27(c) is amended by replacing the final sentence thereof with the following:

“Subject to Section 9.20, no reallocation hereunder shall constitute a waiver or release of any claim of any party hereunder against a Defaulting Lender arising from that Lender having become a Defaulting Lender, including any claim of a Non-Defaulting Lender as a result of such Non-Defaulting Lender’s increased exposure following such reallocation.”

(k) Section 3.21 is amended and restated in its entirety as follows:

“SECTION 3.21 Anti-Corruption Laws. The Borrower and all of its Subsidiaries and, to the knowledge of any Responsible Officer of the Borrower, all directors, officers, employees, agents or Affiliates thereof, are in compliance in all material respects with applicable Sanctions and Anti-Corruption Laws, the Trading with the Enemy Act and the Patriot Act.”

(l) Section 3.23 is amended and restated in its entirety as follows:

“SECTION 3.23 Affected Financial Institution. None of the Loan Parties or any of their respective Subsidiaries is an Affected Financial Institution.”

(m) Section 4.02(m) is amended and restated in its entirety as follows:

“(m) (i) The Borrower shall have provided to the Administrative Agent and the Lenders the documentation and other information requested by the Administrative Agent or any Lender to comply with its “know your customer” requirements and to confirm compliance with all applicable Sanctions, Anti-Corruption Laws, the Trading with the Enemy Act and the Patriot Act, and (ii) if the Borrower qualifies as a ‘legal entity customer’ within the meaning of the Beneficial Ownership Regulation, a Beneficial Ownership Certification for the Borrower; in each case delivered at least five Business Days prior to the Closing Date.”

(n) The heading of Section 5.09 is amended and restated as follows:

“SECTION 5.09 Additional Subsidiaries; Principal Properties.”

(o) Section 5.09, subsections (a), (d) and (e), are each amended and restated in their entirety as follows:

“(a) [Reserved].”

“(d) [Reserved].”

“(e) Sanctions and Anti-Corruption Laws. The Loan Parties and all of their respective Subsidiaries will maintain in effect policies and procedures designed to promote compliance by the Loan Parties and their respective Subsidiaries and their respective directors, officers, employees and agents with applicable Sanctions and Anti-Corruption Laws, the Trading with the Enemy Act and the Patriot Act.”

(p) Clause (d) of Article VII is amended and restated in its entirety as follows:

“(d) default shall be made in the due observance or performance by the Borrower of any covenant, condition or agreement contained in Section 5.01(a) or in Article VI;”

(q) Clause (n) of Article VII is amended and restated in its entirety as follows:

“(n) [Reserved];”

(r) Section 9.01(a) is amended by deleting the words “or any Guarantor” from the first line thereof.

(s) Section 9.04(f) is amended by deleting, at the end of the provision, the words “or releasing any Loan Party from its Guarantee under the Guarantee Agreement (except as provided in Section 5.09(d) or the Guarantee Agreement) or limiting any Loan Party’s liability in respect of the Guarantee Agreement”.

(t) Clause (iii) of Section 9.08(b) is amended and restated in its entirety as follows:

“(iii) release the Borrower from its obligations under the Loan Documents without the written consent of each Lender,”

(u) Section 9.17 is amended and restated in its entirety as follows:

“SECTION 9.17 USA Patriot Act. The Administrative Agent and each Lender hereby notifies the Borrower that pursuant to the requirements of the PATRIOT Act, it is required to obtain, verify and record information that identifies the Company and each Designated Borrower, which information includes the name and address of the Company and each Designated Borrower and other information that will allow the Administrative Agent and each such Lender to identify the Company and each Designated Borrower in accordance with the PATRIOT Act.”

(v) Section 9.20 is amended and restated in its entirety as follows:

“Section 9.20 Acknowledgement and Consent to Bail-in of Affected Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto and each Designated Borrower acknowledges that any liability of any Affected Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a) the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder or under any other Loan Document which may be payable to it by any party hereto that is an Affected Financial Institution; and

(b) the effects of any Bail-In Action on any such liability, including, if applicable:

(i) a reduction in full or in part or cancellation of any such liability;

(ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(iii) the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of the applicable Resolution Authority.”

(w) The following Section 9.21 is added after Section 9.20:

“Section 9.21 Acknowledgement Regarding Any Supported QFCs. To the extent that the Loan Documents provide support, through a guarantee or otherwise, for Hedging Agreements or any other agreement or instrument that is a QFC (such support, ‘QFC Credit Support’ and each such QFC a ‘Supported QFC’), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the ‘U.S. Special Resolution Regimes’) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States):

(a) In the event a Covered Entity that is party to a Supported QFC (each, a ‘Covered Party’) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support.

(b) As used in this Section 9.21, the following terms have the following meanings:

(i) ‘BHC Act Affiliate’ of a party means an ‘affiliate’ (as such term is defined under, and interpreted in accordance with, 12 U.S.C. § 1841(k)) of such party.

(ii) ‘Covered Entity’ means any of the following:

(A) a ‘covered entity’ as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b);

(B) a ‘covered bank’ as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or

(C) a ‘covered FSI’ as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).

(iii) ‘Default Right’ has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

(iv) ‘QFC’ has the meaning assigned to the term ‘qualified financial contract’ in, and shall be interpreted in accordance with, 12 U.S.C. § 5390(c)(8)(D).”

(x) Exhibit D is deleted in its entirety.

SECTION 2. Conditions of Effectiveness. This Amendment shall become effective as of the first date (the “Amendment Effective Date”) on which, and only if, the Administrative Agent shall have received, in form and substance satisfactory to the Administrative Agent, counterparts of this Amendment executed by the Borrower and each of the Lenders.

SECTION 3. Reference to and Effect on the Existing Credit Agreement, the Notes and the Loan Documents.

(a) This Amendment is a Loan Document. On and after the effectiveness of this Amendment, each reference in the Existing Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Existing Credit Agreement, and each reference in the Notes and each of the other Loan Documents to “the Loan Agreement”, “thereunder”, “thereof” or words of like import referring to the Existing Credit Agreement, shall mean and be a reference to the Existing Credit Agreement, as amended and modified by this Amendment.

(b) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

(c) This Amendment shall not extinguish the obligations for the payment of money outstanding under the Existing Credit Agreement. Nothing herein contained shall be construed as a substitution or novation of the obligations outstanding under the Existing Credit Agreement, which shall remain in full force and effect, except to any extent modified hereby or as provided in the exhibits hereto. Nothing implied in this Amendment or in any other document contemplated hereby shall be construed as a release or other discharge of the Borrower from the Loan Documents.

SECTION 4. Ratification. The Existing Credit Agreement (as amended by this Amendment) and each of the other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Except as expressly provided in this Amendment, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under the Existing Credit Agreement or any of the other Loan Documents, nor constitute a waiver of any provision of the Existing Credit Agreement or any of the other Loan Documents. The Borrower confirms the accuracy of the matters specified in paragraphs (b) and (c) of Section 4.01 of the Existing Credit Agreement on and as of the Amendment Effective Date with same effect as if such date were the date of a Credit Event.

SECTION 5. Costs and Expenses. The Borrower agrees to pay all reasonable and documented out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable and documented out-of-pocket fees and expenses of counsel for the Administrative Agent) in accordance with the terms of Section 9.05(a) of the Existing Credit Agreement.

SECTION 6. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier, facsimile or as a .pdf, .jpeg, .TIF, .TIFF attachment to an electronic mail message or similar electronic format shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 7. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

[Balance of page intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

BORROWER:

CHOICE HOTELS INTERNATIONAL, INC., a Delaware corporation

By:	/s/ Scott Oaksmith
Name: Scott Oaksmith
Title: Senior Vice President, Finance

[Signature Page to First Amendment to A&R Credit Agreement]

DEUTSCHE BANK AG NEW YORK BRANCH, as Administrative Agent

By:	/s/ Darrell L. Gustafson
Name: Darrell L. Gustafson
Title: Managing Director

By:	/s/ Rohan Mehta
Name: Rohan Mehta
Title: Vice President

[Signature Page to First Amendment to A&R Credit Agreement]

DEUTSCHE BANK AG NEW YORK BRANCH, as Lender

By:	/s/ Ming K. Chu
Name: Ming K. Chu
Title: Director

By:	/s/ Douglas Darman
Name: Douglas Darman
Title: Director

[Signature Page to First Amendment to A&R Credit Agreement]

LENDERS:

JPMORGAN CHASE BANK, N.A., as Lender

By:	/s/ Joon Hur
Name: Joon Hur
Title: Executive Director

[Signature Page to First Amendment to A&R Credit Agreement]

SWINGLINE LENDER AND LENDER:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Swingline Lender and Lender

By:	_/s/ Katherine A. Marcotte
Name: Katherine A. Marcotte
Title: Senior Vice President

[Signature Page to First Amendment to A&R Credit Agreement]

LENDER:

BANK OF AMERICA, N.A., as Lender

By:	/s/ Kyle Pearson
Name: Kyle Pearson
Title: Vice President

[Signature Page to First Amendment to A&R Credit Agreement]

LENDER:

BARCLAYS BANK PLC, as Lender

By:	_/s/ Robert F. Komminsk
Name: Robert F. Komminsk
Title: Director

[Signature Page to First Amendment to A&R Credit Agreement]

LENDER:

TRUIST BANK, as successor by merger to SUNTRUST BANK, as Lender

By:	/s/ Katie Lundin
Name: Katie Lundin
Title: Director

[Signature Page to First Amendment to A&R Credit Agreement]

LENDER:

US BANK NATIONAL ASSOCIATION, as Lender

By:	/s/ Steven L. Sawyer
Name: Steven L. Sawyer
Title: Senior Vice President

[Signature Page to First Amendment to A&R Credit Agreement]

LENDER:

FIFTH THIRD BANK, NATIONAL ASSOCIATION as Lender

By:	/s/ Knight Kieffer
Name: Knight Kieffer
Title: Managing Director

[Signature Page to First Amendment to A&R Credit Agreement]

LENDER:

CAPITAL ONE, NATIONAL ASSOCIATION, as Lender

By:	/s/ Benjamin Lucas
Name: Benjamin Lucas
Title: Vice President

[Signature Page to First Amendment to A&R Credit Agreement]

LENDER:

GOLDMAN SACHS BANK USA, as Lender

By:	/s/ Jamie Minieri
Name: Jamie Minieri
Title: Authorized Signatory

[Signature Page to First Amendment to A&R Credit Agreement]

LENDER:

PNC BANK, NATIONAL ASSOCIATION, as Lender

By:	/s/ David Notaro
Name: David Notaro
Title: SVP

[Signature Page to First Amendment to A&R Credit Agreement]